THE DREYFUS FUND INCORPORATED
LETTER TO SHAREHOLDERS
Dear Shareholder:
    Management of The Dreyfus Fund Incorporated was taken over in late May, 1997 by Timothy M. Ghriskey, who also manages a number of other equity funds for The Dreyfus Corporation. I am delighted to introduce Tim Ghriskey to shareholders in The Dreyfus Fund.
    Tim joined the investment staff of The Dreyfus Corporation in the summer of 1995 as a Senior Equity Portfolio Manager. Before joining Dreyfus, he spent ten years with Loomis, Sayles & Company as both an equity and a balanced portfolio manager. At his prior firm, Tim was an Associate Managing Partner and a member of the Investment Policy Committee and the Planning Committee. He began his investment career as an equity analyst following a number of industries, including beverage, tobacco, leisure, entertainment, home products, cosmetics, metals and mining.
    Tim is a graduate of Trinity College and received his M.B.A. from the Darden School at the University of Virginia. He is a Chartered Financial Analyst and a Chartered Investment Counselor.
    We have great confidence in Tim's ability to manage the Fund's portfolio.
                              Sincerely,

                          [Stephen E. Canter signature logo]

                              Stephen E. Canter
                              Chief Investment Officer
                              The Dreyfus Corporation


THE DREYFUS FUND INCORPORATED
LETTER TO SHAREHOLDERS
Dear Shareholder:
    This letter is my first to you, as I assumed portfolio management of The Dreyfus Fund Incorporated at a meeting of your board of directors on May 29, 1997.
    We are pleased to provide you with this semi-annual report for The Dreyfus Fund Incorporated for the six-month reporting period ended June 30, 1997. Over this period, your Fund produced a total return of 9.26%,* which compares with a total return of 20.60% for the Standard & Poor's 500 Composite Stock Price Index over the same period.** The Standard & Poor's 500 is weighted toward the largest publicly traded companies, and these investments have experienced significant appreciation during this period. My approach is not to attempt to replicate this index, as I believe there is better value elsewhere.
    Restructuring the Fund since I assumed management was accomplished in relatively short order, and was largely completed by the end of June. When I assumed portfolio management of the Fund, my team and I brought with us a new style of equity investing: disciplined value. This investment style seeks undervalued investments through a disciplined approach.
Value Investing
    While there are other investment disciplines practiced at Dreyfus, we are passionate believers in value investing. Paying attention to the value of securities has proven in numerous industry and academic studies to have resulted historically in superior and more consistent long-term investment returns. Why? Value investors are frugal. We want to buy growing companies, but we do not want to pay much for them.
    As value investors, we believe that in the investment world inexpensive is better than expensive. By definition, securities with low valuations should have more potential for an increase in this valuation than securities with high valuations. In fact, securities priced at a valuation discount to the average market valuation have historically tended to move toward higher valuations over time and, therefore, have what we believe is a built-in advantage for long-term price appreciation. Of course, this assumes sound business fundamentals. Investors tend to have low expectations for securities with low valuations, and these low expectations tend to be more easily met than for securities with high expectations. Further, investors and analysts often extrapolate or project past growth into the future which tends to result in excessive pessimism about low valuation stocks. More often than not, we believe the opposite growth pattern occurs, relative to these expectations, with low valuation stocks growing more rapidly than expected. Finally, when a stock with a low valuation is unfortunately greeted with bad news and its price corrects, we believe that it is already relatively inexpensive and simply should not have far to fall in value.
    Investing in value stocks is somewhat counter to human nature, a decided advantage. A successful value investor does not follow the herd of other investors, does not blindly accept widely distributed recommendations from brokerage firms, and does not just buy glamorous investment stories which almost everyone else already knows and owns. A successful value investor is more proactive than reactive, and takes advantage of other investors' overreaction to events. Among the numerous reasons that value stocks may appreciate in value are lower expectations, more thorough analysis of actual, reported data instead of forecasts, typically higher dividends, often more stock repurchases by the companies, and the potential for takeovers and asset restructuring. Because of its focus on securities with low valuations, value investing should, we believe, result in steady investment gains and not wildly volatile swings in investment performance. In this sense, we believe it is designed to be a lower risk, more conservative style of equity investing.
Investment Process
    Our approach to the selection of securities starts and ends with our analysts, who are an integral part of our investment team. We only want to own securities which our fine team of analysts know and follow closely through regular management interviews and company visits.

    Using our analysts' work as a starting point, we then screen the universe of stocks by computer according to two principal methods. First, we screen for high projected earnings yield (the inverse of the price-earnings ratio) on earnings for the next 12 months. We look for securities with an earnings yield which is competitive with risk-free investments, U.S. Treasuries. Otherwise, we would rather own the risk-free security. Second, we apply our proprietary screen of 21 fundamental factors which have historically affected stock returns. These factors include the growth outlook over various time horizons, several relative value measures, company size, earnings revision and surprise, cash flow, financial, operating and foreign leverage, momentum measures, and a qualitative evaluation of the potential for positive change to occur at each company.
    Combining this data with our analysts' in-depth knowledge of the individual companies, we then construct a portfolio of approximately 65 to 75 securities which we believe is adequately diversified without overly diluting the potential impact of good investment ideas.
    Selling is also a major part of our discipline and, we believe, an often neglected part of the investment management process. We use specific criteria to determine when selling a security is in our shareholders' best interest. Economic Review
    Since ending its 1995 slowdown, the economy has sustained an above-trend growth trajectory, slowing only briefly in the third quarter of 1996 and again in recent months. Meanwhile, the level of economic activity is now at the point where economic resources are near full deployment. Yet price inflation remains quiescent, boosting the purchasing power of incomes and contributing to the best sense of economic well-being in decades. In this environment, monetary policy has been benign, allowing market interest rates to sway within an eighteen-month trading range and corporate profits to rise steadily. However, even while the jury is out on the inflation risks ahead, the Federal Reserve Board (the "Fed") has indicated that it wouldn't hesitate to tighten credit policy if circumstances require.
    Real Gross Domestic Product growth grew an above-trend 3.1% from year-end 1995 to year-end 1996, then accelerating to more than 4.0% in the first half of this year. However, this year's pattern shows growth concentrated into the first quarter, when GDP surged 5.9%, while a slowdown to near 2.5% is apparent in the second quarter. The slower recent growth is attributable to a lackluster retail sector, even though exports and capital spending are gaining. A key issue is whether the absence of pent-up demand could lead to a sluggish consumer profile and, hence, slow GDP growth in the near future. Indeed, factors that could underpin a resumption of stronger spending are rising: real consumer purchasing power, soaring household wealth and all-time highs in consumer confidence. Additionally, inventories remain lean, muting the prospect of yet slower economic growth.
    Alongside evidence of a slower retail sector in the second quarter are reports showing that unemployment fell below 5% and industrial capacity utilization tightened towards its 1994 highs. With these developments, the economy now is operating at a high level with little slack. Yet wage inflation abated in the second quarter while price inflation continued to decelerate. The absence of any troublesome sign of inflation has kept market interest rates in a long-standing trading range. Even corporate profits continue to surprise on the upside.
    Views on the need to tighten monetary policy are divergent. There are those who believe that inflation pressure points are just different than in the past and others who believe the inflation cycle has been eliminated by global factors and technology. However, the Fed appears willing to err on the cautious side, if necessary, in the next several months.
Market Overview
    When the closing bell rang on June 30, the Standard & Poor's 500 showed a six-month gain of 20.60%, the Dow Jones Industrial Average was up 20.12%, the Nasdaq Composite Index had gained 11.70% and even small capitalization stocks represented by the Russell 2000 Index were up by 10.20%.***

    All these major indexes set new records repeatedly during the half-year. However, it wasn't clear sailing, and not all sectors profited equally. As recently as April, just after the Fed voted its latest increase in interest rates, broad stock averages were only modestly ahead for the year. Technology and small cap stocks were lagging the larger, better-known issues.
    A turnaround began in mid-April that carried all markets to new highs. The main propellant was the expanding yet noninflationary economy. At the same time, corporate profits, generally speaking, showed continued strength. Clearly, all the hard work of corporate reorganization and down-sizing in recent years was paying off. Before each scheduled meeting of the Fed, there was apprehension that interest rates might be boosted again. Yet the underlying tone of the market was one of confidence and strength. No doubt the steady influx of retirement money and other assets into equity mutual funds was an important factor in the market's buoyancy.
    As the market averages advanced, an increasing number of warnings were being issued to the investing public to remember that what goes up might come down - that many stocks appeared richly priced in relation to earnings prospects. In day-to-day stock trading, however, there was little evidence by the end of June that the cautionary advice was affecting stock prices.
Recent Developments
    During this semi-annual period, the Fund benefited from exposure to the health care sector -Novartis AG, for example - and from securities undergoing asset restructuring, such as Ciba Specialty Chemicals AG. Results were penalized by weak returns in the energy sector, Amerada Hess among other holdings, and the utilities sector, with investments including Northeast Utilities. At the end of the period, one of the Fund's holdings, Pennzoil, received a takeover proposal which resulted in significant appreciation of the security.
As the fiscal year ended, our primary investment themes under the new management included:
    *Depressed high growth securities
    *Asset restructuring potential
    *Neglected or misunderstood companies
    *New, unappreciated growth opportunities
    *Particularly undervalued situations
    It is an honor to have been named as portfolio manager of this Fund. All of the Dreyfus family will endeavor to serve you to the best of our abilities.
                              Sincerely,
                          [Timothy M. Ghriskey signature logo]
                              Timothy M. Ghriskey
                              Portfolio Manager
July 16, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
*** SOURCE: LIPPER ANALYTICAL SERVICES, INC. - The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks. The Nasdaq Composite Index is an unmanaged index which monitors stocks traded over-the-counter. The Russell 2000 Index is a widely accepted unmanaged index of small cap stock performance.

THE DREYFUS FUND INCORPORATED
STATEMENT OF INVESTMENTS                                                                           JUNE 30, 1997 (UNAUDITED)
Common Stocks-97.4%                                                                                  Shares             Value
                                                                                                    --------           --------
  Commercial Services-1.4%           McGraw-Hill Cos.........................................        640,000    $    37,640,000
                                                                                                                       --------
  Consumer Durables-1.2%             Whirlpool........................                               600,000         32,737,500
                                                                                                                       --------
  Consumer Non-Durables-7.1%         Kimberly-Clark................                                  840,000         41,790,000
                                     NIKE, Cl. B............................                         690,000         40,278,750
                                     Philip Morris Cos......................                       1,600,000         71,000,000
                                     RJR Nabisco Holdings...................                       1,300,000         42,900,000
                                                                                                                       --------
                                                                                                                    195,968,750
                                                                                                                       --------
  Electronic Technology-14.3%        3COM....................................                        700,000 (a)     31,500,000
                                     Adaptec.................................                      1,035,000 (a)     35,966,250
                                     Applied Materials......................                         595,000 (a)     42,133,437
                                     Cabletron Systems......................                       1,250,000 (a)     35,390,625
                                     Intel.......................................                    290,000         41,125,625
                                     Lockheed Martin........................                         440,000         45,567,500
                                     McDonnell Douglas......................                         615,000         42,127,500
                                     Micron Electronics.....................                         590,000 (a)     10,509,375
                                     Micron Technology......................                         730,000 (a)     29,154,375
                                     Novell......................................                  1,735,000 (a)     12,036,563
                                     Read-Rite..............................                         500,000 (a)     10,437,500
                                     Rockwell International.................                         265,000         15,635,000
                                     Sundstrand.............................                         820,100         45,771,831
                                                                                                                       --------
                                                                                                                    397,355,581
                                                                                                                       --------
  Energy Minerals-8.2%               British Petroleum, A.D.S........................                600,000         44,925,000
                                     Pennzoil...............................                         780,000         59,865,000
                                     Phillips Petroleum.....................                         935,000         40,906,250
                                     Tosco.......................................                  1,310,000         39,218,125
                                     USX-Marathon Group.....................                       1,450,000         41,868,750
                                                                                                                       --------
                                                                                                                    226,783,125
                                                                                                                       --------
  Finance-20.6%                      AMBAC..........................                                 265,000         20,239,375
                                     Allstate...............................                         590,000         43,070,000
                                     BankAmerica............................                         690,000         44,548,125
                                     Bankers Trust New York.................                         500,000         43,500,000
                                     Chase Manhattan........................                         445,000         43,192,812
                                     Chubb.......................................                    695,000         46,478,125
                                     Equitable Cos..........................                       1,300,000         43,225,000
                                     Everest Reinsurance Holdings...........                       1,000,000         39,625,000
                                     First Chicago NBD......................                         361,000         21,840,500
                                     First Union............................                         490,000         45,325,000
                                     GE Investment Private Placement Partners I, L.P
                                       L.P. (Units).........................                           9.403 (b)     18,640,197
                                     Hartford Financial Services Group......                         530,000         43,857,500
                                     NationsBank............................                         675,000         43,537,500
                                     Nationwide Financial Services, Cl. A...                         161,400 (a)      4,287,188
                                     Progressive, Ohio......................                          91,200          7,934,400

THE DREYFUS FUND INCORPORATED
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 JUNE 30, 1997 (UNAUDITED)
Common Stocks (continued)                                                                            Shares             Value
                                                                                                    --------           --------
  Finance (continued)                Travelers Group..........                                       675,000   $     42,567,188
                                     USF&G..................................                         875,000         21,000,000
                                                                                                                       --------
                                                                                                                    572,867,910
                                                                                                                       --------
  Health Services-3.0%               Aetna...................                                        415,000         42,485,625
                                     PacifiCare Health Systems, Cl. B.......                         645,000 (a)     41,199,375
                                                                                                                       --------
                                                                                                                     83,685,000
                                                                                                                       --------
  Health Technology-3.1%             Biogen................                                          165,000 (a)      5,589,375
                                     Galen Partners II, L.P. (Units)........                           4.319 (b)      4,115,288
                                     Novartis AG............................                          30,000         47,926,078
                                     U.S. Surgical..........................                         800,000         29,800,000
                                                                                                                       --------
                                                                                                                     87,430,741
                                                                                                                       --------
  Industrial Services-1.1%           AES.................                                            259,600 (a)     18,366,700
                                     Yorktown Energy Partners, L.P. (Units).                           7.095 (b)     12,434,246
                                                                                                                       --------
                                                                                                                     30,800,946
                                                                                                                       --------
  Non-Energy Minerals-3.2%           Aluminum Co. of America.................                        650,000         48,993,750
                                     Georgia-Pacific........................                         480,000         40,980,000
                                                                                                                       --------
                                                                                                                     89,973,750
                                                                                                                       --------
  Process Industries-6.4%            Ciba Specialty Chemicals AG.................                    437,000         40,379,875
                                     Crompton & Knowles.....................                         900,000         20,025,000
                                     duPont (E.I.) de Nemours...............                         780,000         49,042,500
                                     Temple-Inland..........................                         715,000         38,610,000
                                     Willamette Industries..................                         426,100         29,827,000
                                                                                                                       --------
                                                                                                                    177,884,375
                                                                                                                       --------
  Producer Manufacturing-10.0        Caterpillar.....                                                430,000         46,171,250
                                     Deere & Co.............................                         900,000         49,387,500
                                     General Signal.........................                       1,000,000         43,625,000
                                     Ingersoll-Rand.........................                         780,000         48,165,000
                                     Masco.......................................                  1,040,000         43,420,000
                                     Xerox.......................................                    614,000         48,429,250
                                                                                                                       --------
                                                                                                                    279,198,000
                                                                                                                       --------
  Retail Trade-6.9%                  Dayton Hudson..............                                     860,000         45,741,250
                                     Pep Boys-Manny, Moe & Jack.............                       1,000,000         34,062,500
                                     SK Equity Fund, L.P. (Units)...........                          13.929 (b)     29,911,503
                                     Saks Holdings..........................                       1,600,000 (a)     40,000,000
                                     Sears, Roebuck.........................                         800,000         43,000,000
                                                                                                                       --------
                                                                                                                    192,715,253
                                                                                                                       --------
  Transportation-3.1%                CNF Transportation.......                                     1,240,000         39,990,000
                                     CSX.........................................                    850,000         47,175,000
                                                                                                                       --------
                                                                                                                     87,165,000
                                                                                                                       --------

THE DREYFUS FUND INCORPORATED
STATEMENT OF INVESTMENTS (CONTINUED)                                                              JUNE 30, 1997 (UNAUDITED)
Common Stocks (continued)                                                                            Shares             Value
                                                                                                    --------           --------
  Utilities-7.8%                     China Light & Power...........                                7,000,000   $     39,669,528
                                     Coastal................................                         825,000         43,879,688
                                     El Paso Natural Gas....................                          91,800          5,049,000
                                     Empresa Nacional Electricidad, A.D.S...                       1,740,000         39,258,750
                                     GTE.........................................                    965,000         42,339,375
                                     Telecommunications Brasil-Telebras, A.D.S                       310,000         47,042,500
                                                                                                                       --------
                                                                                                                    217,238,841
                                                                                                                       --------
                                     TOTAL COMMON STOCKS
                                       (cost $2,501,222,881)................                                     $2,709,444,772
                                                                                                                       ========
                                                                                                    Principal
Short-Term Investments-1.9%                                                                          Amount
                                                                                                    --------
  U.S. Government & Agency;          Federal Home Loan Banks,
                                       6%, 7/1/1997
                                       (cost $52,600,000)...................                $     52,600,000   $     52,600,000
                                                                                                                       ========
TOTAL INVESTMENTS (cost $2,553,822,881).....................................                           99.3%     $2,762,044,772
                                                                                                      ======           ========
CASH AND RECEIVABLES (NET)..................................................                             .7%     $   19,612,880
                                                                                                      ======           ========
NET ASSETS..................................................................                          100.0%     $2,781,657,652
                                                                                                      ======           ========
Notes to Statement of Investments:
    (a)  Non-income producing.
    (b)  Securities restricted as to public resale. Investments in restricted securities with an aggregate market value of $65,101,234, represent approximately 2.34% of net assets.

                                                    Acquisition         Purchase        Percentage of
Issuer                                                 Date               Price*         Net Assets       Valuation +
---                                            --------------------    ------------      --------    --------------------
GE Investment Private Placement
    Partners I, L.P. (Units)...........          5/28/91-9/13/95        $1,499,793         .67%      $1,982,367 per unit
Galen Partners II, L.P. (Units)........            12/8/93-1/3/97       $  952,834        .15%       $  952,834 per unit
SK Equity Fund, L.P. (Units)...........          12/6/92-10/30/96       $1,046,590        1.08%      $2,147,426 per unit
Yorktown Energy Partners, L.P. (Units).          3/25/91-3/30/94        $1,188,210         .44%      $1,752,536 per unit
    *Average cost.
    +The valuation of these securities has been determined in good faith under the direction of the Board of Directors.
    Subject to certain limitations, the Fund has commitments to invest in the limited partnerships listed below:
                                                  Portion of Committed
Issuer                                             Amounts Uninvested
---                                               --------------------
Galen Partners II, L.P. (Units)........                 $147,742
SEE NOTES TO FINANCIAL STATEMENTS.

THE DREYFUS FUND INCORPORATED
STATEMENT OF ASSETS AND LIABILITIES                                                                 JUNE 30, 1997 (UNAUDITED)
                                                                                                   Cost           Value
                                                                                               ---------          ---------
ASSETS:                          Investments in securities-See Statement of Investments       $2,553,822,881    $2,762,044,772
                                 Receivable for investment securities sold..                                        52,714,164
                                 Dividends receivable.......................                                         5,324,680
                                 Receivable for shares of Capital Stock subscribed                                   1,934,848
                                 Net unrealized appreciation on forward
                                 .......        currency exchange contracts-Note 4(a)                                1,082,598
                                 Prepaid expenses...........................                                           145,299
                                                                                                                     ---------
                                                                                                                 2,823,246,361
                                                                                                                     ---------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       1,638,853
                                 Cash overdraft due to Custodian............                                         7,465,023
                                 Payable for investment securities purchased                                        25,496,244
                                 Payable for shares of Capital Stock redeemed                                        6,627,329
                                 Accrued expenses...........................                                           361,260
                                                                                                                     ---------
                                                                                                                    41,588,709
                                                                                                                     ---------
NET ASSETS..................................................................                                    $2,781,657,652
                                                                                                                     =========
REPRESENTED BY:                  Paid-in capital............................                                    $2,224,597,444
                                 Accumulated undistributed investment income-net                                     2,490,950
                                 Accumulated net realized gain (loss) on investments                               345,285,670
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments and foreign currency transactions                                  209,283,588
                                                                                                                     ---------
NET ASSETS..................................................................                                    $2,781,657,652
                                                                                                                     =========
SHARES OUTSTANDING
(500 million shares of $1 par value Capital Stock authorized)...............                                       239,930,743
NET ASSET VALUE, offering and redemption price per share....................                                            $11.59
                                                                                                                     =========
SEE NOTES TO FINANCIAL STATEMENTS.

THE DREYFUS FUND INCORPORATED
STATEMENT OF OPERATIONS                                                        SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $398,759 foreign taxes
                                     withheld at source)....................                 $   17,902,304
                                 Interest...................................                      2,937,636
                                                                                                   --------
                                       Total Income.........................                                      $   20,839,940
EXPENSES:                        Management fee-Note 3(a)...................                      8,701,303
                                 Shareholder servicing costs-Note 3(a)......                        904,986
                                 Custodian fees-Note 3(a)...................                        133,040
                                 Professional fees..........................                         44,593
                                 Directors' fees and expenses-Note 3(b).....                         41,007
                                 Registration fees..........................                         30,466
                                 Loan commitment fees-Note 2................                         24,042
                                 Prospectus and shareholders' reports.......                         14,321
                                 Miscellaneous..............................                          4,518
                                                                                                   --------
                                       Total Expenses.......................                                           9,898,276
                                                                                                                        --------
INVESTMENT INCOME-NET.......................................................                                          10,941,664
                                                                                                                        --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments and foreign
                                     currency transactions:
                                       Unaffiliated issuers.................                  $ 343,052,254
                                       Affiliated issuers...................                     (4,949,534)         338,102,720
                                                                                                                        --------
                                 Net realized gain (loss) on forward currency
                                     exchange contracts.....................                                          15,136,625
                                                                                                                        --------
                                       Net Realized Gain....................                                         353,239,345
                                 Net unrealized appreciation (depreciation) on investments                          (113,706,831)
                                                                                                                        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         239,532,514
                                                                                                                        --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $ 250,474,178
                                                                                                                        ========
SEE NOTES TO FINANCIAL STATEMENTS.

THE DREYFUS FUND INCORPORATED
STATEMENT OF CHANGES IN NET ASSETS
                                                                                     Six Months Ended
                                                                                      June 30, 1997             Year Ended
                                                                                       (Unaudited)           December 31, 1996
                                                                                        ---------         --------------------
OPERATIONS:
  Investment income-net.................................................        $      10,941,664            $      19,235,284
  Net realized gain (loss) on investments...............................              353,239,345                  294,972,253
  Net unrealized appreciation (depreciation) on investments.............            (113,706,831)                  123,751,684
                                                                                        ---------                    ---------
      Net Increase (Decrease) in Net Assets Resulting from Operations...              250,474,178                  437,959,221
                                                                                        ---------                    ---------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net.................................................               (8,450,714)                 (20,361,089)
  Net realized gain on investments......................................              (46,148,998)                (269,233,670)
                                                                                        ---------                    ---------
      Total Dividends...................................................              (54,599,712)                (289,594,759)
                                                                                        ---------                    ---------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold.........................................            1,667,532,829                8,914,742,586
  Dividends reinvested..................................................               46,043,833                  236,366,888
  Cost of shares redeemed...............................................           (1,826,560,505)              (9,254,246,198)
                                                                                        ---------                    ---------
      Increase (Decrease) in Net Assets from Capital Stock Transactions.             (112,983,843)                (103,136,724)
                                                                                        ---------                    ---------
        Total Increase (Decrease) in Net Assets.........................               82,890,623                   45,227,738
NET ASSETS:
  Beginning of Period...................................................            2,698,767,029                2,653,539,291
                                                                                        ---------                    ---------
  End of Period.........................................................          $ 2,781,657,652              $ 2,698,767,029
                                                                                        =========                    =========
Undistributed investment income-net.....................................       $        2,490,950                   -----
                                                                                        ---------                    ---------
                                                                                         Shares                       Shares
                                                                                        ---------                    ---------
CAPITAL SHARE TRANSACTIONS:
  Shares sold...........................................................              149,325,005                  810,824,782
  Shares issued for dividends reinvested................................                3,997,375                   21,687,752
  Shares redeemed.......................................................             (162,773,394)                (837,850,436)
                                                                                        ---------                    ---------
      Net Increase (Decrease) in Shares Outstanding.....................               (9,451,014)                  (5,337,902)
                                                                                        =========                    =========
SEE NOTES TO FINANCIAL STATEMENTS.

THE DREYFUS FUND INCORPORATED
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                     Six Months Ended
                                                      June 30, 1997                 Year Ended December 31,
                                                                        ----------------------------------------------------
PER SHARE DATA:                                        (Unaudited)      1996        1995        1994        1993        1992
                                                       ------------     ----        ----        ----        ----        ----
    Net asset value, beginning of period..                $10.82      $10.42      $11.93      $13.10      $13.27      $13.14
                                                            ----        ----        ----        ----        ----        ----
    Investment Operations:
    Investment income-net.................                   .05         .08         .22         .21         .24         .27
    Net realized and unrealized gain (loss)
      on investments......................                   .96        1.57        2.57        (.76)        .58         .44
                                                            ----        ----        ----        ----        ----        ----
    Total from Investment Operations......                  1.01        1.65        2.79        (.55)        .82         .71
                                                            ----        ----        ----        ----        ----        ----
    Distributions:
    Dividends from investment income-net..                  (.04)       (.09)       (.22)       (.22)       (.30)       (.24)
    Dividends in excess of investment income-net              --          --          --          --        (.03)         --
    Dividends from net realized gain on investments         (.20)      (1.16)      (4.08)       (.40)       (.66)       (.34)
                                                            ----        ----        ----        ----        ----        ----
    Total Distributions...................                  (.24)      (1.25)      (4.30)       (.62)       (.99)       (.58)
                                                            ----        ----        ----        ----        ----        ----
    Net asset value, end of period........                $11.59      $10.82      $10.42      $11.93      $13.10      $13.27
                                                            ====        ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN...................                  9.26%(1)   15.85%      23.77%      (4.26%)      6.36%       5.53%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  .36%(1)     .73%        .74%        .74%        .74%        .74%
    Ratio of net investment income
      to average net assets...............                   .39%(1)     .70%       1.56%       1.63%       1.67%       2.08%
    Portfolio Turnover Rate...............                151.17%(1)  220.92%     269.26%      27.70%      39.29%      55.42%
    Average commission rate paid (2)......                $.0612      $.0601          --          --          --          --
    Net Assets, end of period (000's Omitted)         $2,781,658  $2,698,767  $2,653,539  $2,445,300  $2,850,523  $3,148,858
(1)    Not annualized.
(2)    For years beginning January 1, 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

THE DREYFUS FUND INCORPORATED
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Dreyfus Fund Incorporated (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Affiliated issuers: Issuers in which the Fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended June 30, 1997:

                                                                Shares
                                         ----------------------------------------------------
                                                                                                               Market
                                          Beginning                                  End of      Dividend       Value
Name of Issuer                            of Period      Purchases      Sales        Period       Income        6/30/97
--------                                 ----------     ----------    ----------   ----------   ----------    ----------
Outboard Marine..................         1,250,000          -         1,250,000        -            -             -

    (e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

THE DREYFUS FUND INCORPORATED
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (f) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended June 30, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is payable monthly, based on the following annual percentages of the value of the Fund's average daily net assets: .65 of 1% of the first $1.5 billion; .625 of 1% of the next $500 million; .60 of 1% of the next $500 million; and .55 of 1% over $2.5 billion.
    The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes and brokerage commissions, exceed 1% of the value of the Fund's average daily net assets for any full year. No expense reimbursement was required pursuant to the Agreement for the period ended June 30, 1997.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $623,232 during the period ended June 30, 1997.
    The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. For the period ended June 30, 1997, $133,040 was charged by Mellon pursuant to the custody agreement.
    (b) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $6,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 1997 amounted to$4,029,062,359 and $4,235,061,928, respectively.
    In addition, the following summarizes open forward currency exchange contracts at June 30, 1997:

                                                           Foreign
                                                           Currency                                        Unrealized
Forward Currency Exchange Contracts                         Amount         Proceeds          Value        Appreciation
-----------------------------------                     --------------     --------      --------------   --------------
Sales:
------
    Swiss Francs, expiring 9/19/97...........            119,733,440     $83,800,000       $82,717,402     $1,082,598
                                                                                                               ======

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the
THE DREYFUS FUND INCORPORATED
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) contract decreases between those dates. With respect to purchase of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.
    (b) At June 30, 1997, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $209,304,489, consisting of $268,692,950 gross unrealized appreciation and $59,388,461 gross unrealized depreciation.
    At June 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



Registration Mark
  [Dreyfus lion "d" logo]
THE DREYFUS FUND INCORPORATED
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                            026SA976
Registration Mark
  [Dreyfus logo]
The Dreyfus Fund
Incorporated
Semi-Annual
Report
June 30, 1997